SCHEDULE A

To

MAINSTAY FUNDS TRUST

declaration of trust

SERIES AND CLASSES

As of September 25, 2012

Series	Classes
MainStay 130/30 Core Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay 130/30 International Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Balanced Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Conservative Allocation Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Cornerstone Growth Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Epoch Global Choice Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Epoch Global Equity Yield Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Epoch International Small Cap Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Epoch U.S. All Cap Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Epoch U.S. Equity Yield Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Floating Rate Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Growth Allocation Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Growth Equity Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay High Yield Municipal Bond Fund	Investor, A, C, I
MainStay High Yield Opportunities Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay ICAP Equity Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay ICAP Global Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay ICAP International Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay ICAP Select Equity Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Indexed Bond Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Intermediate Term Bond Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Marketfield Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Moderate Allocation Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Moderate Growth Allocation Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay New York Tax Free Opportunities Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Retirement 2010 Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Retirement 2020 Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Retirement 2030 Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Retirement 2040 Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Retirement 2050 Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay S&P 500 Index Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay Short Term Bond Fund	Investor, A, B, C, I, R1, R2 and R3
MainStay U.S. Small Cap Fund	Investor, A, B, C, I, R1, R2 and R3